BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated August 16, 2018 to the Summary Prospectus and the Prospectus for Investor A,

Investor C, Institutional and Class R Shares of the Fund, each dated November 28, 2017, as supplemented to date

This supplement supersedes and reverts the changes to the Summary Prospectus and Prospectus, as applicable, included in the supplement filed on August 1, 2018.

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Footnote 1 to the Fund’s fee and expense table relating to the “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Key Facts About BlackRock Equity Dividend Fund — Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Equity Dividend Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

The “Share Classes at a Glance” chart in the section of the Prospectus entitled “Account Information — How to Choose the Share Class that Best Suits Your Needs” is amended to delete the row captioned “Deferred Sales Charge?” applicable to Investor A Shares, and to replace it with the following:

Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within 18 months.)

The chart in the section of the Prospectus entitled “Account Information — Details About the Share Classes — Investor A Shares — Initial Sales Charge Option” is deleted in its entirety and replaced with the following:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.

[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

The first paragraph in the section of the Prospectus entitled “Account Information — Details About the Share Classes — Investor A Shares at Net Asset Value” is deleted in its entirety and replaced with the following:

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

Shareholders should retain this Supplement for future reference.

ALLPR-10559-0818SUP

2